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                                                                 EXHIBIT (10)(c)
            SERVICE REQUEST



                   PLATINUM
---------------------------
                   INVESTOR
---------------------------
     THE UNITED STATES LIFE

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PLATINUM INVESTOR--FIXED DIVISION                               Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
 . Division 148 - USL Declared Fixed Interest Account
                                                                . Division 184 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                North American Funds Variable Product Series I
AIM Variable Insurance Funds                                    ----------------------------------------------
----------------------------
                                                                . Division 152 - International Equities
 . Division 150 - AIM V.I. International Equity
                                                                . Division 153 - MidCap Index
 . Division 151 - AIM V.I. Value
                                                                . Division 149 - Money Market
American Century Variable Portfolios. Inc.
------------------------------------------                      . Division 167 - Nasdaq-100 Index

 . Division 166 - VP Value                                       . Division 168 - Science & Technology

Ayco Series Trust                                               . Division 169 - Small Cap Index
-----------------
                                                                . Division 154 - Stock Index
 . Division 250 - Ayco Large Cap Growth Fund I
                                                                PIMCO Variable Insurance Trust
Dreyfus Investment Portfolios                                   ------------------------------
-----------------------------
                                                                . Division 186 - PIMCO Real Return Bond
 . Division 251 - MidCap Stock
                                                                . Division 185 - PIMCO Short-Term Bond
Dreyfus Variable Investment Fund
--------------------------------                                . Division 187 - PIMCO Total Return Bond

 . Division 156 - Quality Bond                                   Putnam Variable Trust
                                                                ---------------------
 . Division 155 - Small Cap
                                                                . Division 161 - Putnam VT Diversified Income
Fidelity Variable Insurance Products Fund
-----------------------------------------                       . Division 162 - Putnam VT Growth and Income

 . Division 255 - VIP Asset Manager                              . Division 163 - Putnam VT Int'l Growth and Income

 . Division 254 - VIP Contrafund                                 SAFECO Resource Series Trust
                                                                ----------------------------
 . Division 252 - VIP Equity-Income
                                                                . Division 164 - Equity
 . Division 253 - VIP Growth
                                                                . Division 165 - Growth Opportunities
Janus Aspen Series - Service Shares
-----------------------------------                             The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 258 - Aggressive Growth
                                                                . Division 159 - Equity Growth
 . Division 256 - International Growth
                                                                . Division 160 - High Yield
 . Division 257 - Worldwide Growth
                                                                Vanguard Variable Insurance Fund
J.P. Morgan Series Trust II                                     --------------------------------
---------------------------
                                                                . Division 188 - High Yield Bond
 . Division 179 - J.P. Morgan Small Company
                                                                . Division 189 - REIT Index
MFS Variable Insurance Trust
----------------------------                                    Van Kampen Life Investment Trust
                                                                --------------------------------
 . Division 181 - MFS Capital Opportunities
                                                                . Division 158 - Strategic Stock
 . Division 157 - MFS Emerging Growth
                                                                Warburg Pincus Trust
 . Division 182 - MFS New Discovery                              --------------------

 . Division 180 - MFS Research                                   . Division 190 - Small Company Growth

USL 8993 REV 0900
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 Complete and return this request to:             THE UNITED STATES LIFE Insurance Company
        Administrative Center                          In The City of New York ("USL")
 PO Box 4880 Houston, TX 77210-4880                 Administrative Center: Houston, TX
          (800) 251-3720
Hearing Impaired (TDD): (888) 436-5258
    Toll-Free Fax: (877) 445-3098            VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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  [_]  POLICY                  1. | POLICY #:____________________________________________ INSURED:__________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner (if other than insured):__________________________________
    COMPLETE THIS SECTION FOR     | Address:________________________________________________________________ New Address (yes) (no)
          ALL REQUESTS.           | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE                     |
                                  | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
Complete this section if the name | __________________________________________________    __________________________________________
 of the Insured, Owner, Payor or  |
Beneficiary has changed. (Please  | Reason for Change: (Circle One)   Marriage     Divorce     Correction     Other
 note, this does not change the   |                    (Attach copy of legal proof)
    Insured, Owner, Payor or      |
    Beneficiary designation)      |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM %  DED %  INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | (148) USL Declared Fixed                         Neuberger Berman Advisers
       PERCENTAGES                |       Interest Account            ______ ______  Management Trust
                                  |                                                  (184) Mid-Cap Growth             ______  ______
  Use this section to indicate    | AIM Variable Insurance Funds
     how premiums or monthly      | (150) AIM V.I.International Equity______ ______  North American Funds Variable
 deductions are to be allocated.  | (151) AIM V.I. Value              ______ ______  Product Series I
 Total allocation in each column  |                                                  (152) International Equities     ______  ______
     must equal 100%; whole       | American Century Variable                        (153) MidCap Index               ______  ______
         numbers only.            | Portfolios, Inc.                                 (149) Money Market               ______  ______
                                  | (166) VP Value                    ______ ______  (167) Nasdaq-100 Index           ______  ______
                                  |                                                  (168) Science & Technology       ______  ______
                                  | Ayco Series Trust                                (169) Small Cap Index            ______  ______
                                  | (250) Ayco Large Cap Growth Fund I______ ______  (154) Stock Index                ______  ______
                                  |
                                  | Dreyfus Investment Portfolios                    PIMCO Variable Insurance Trust
                                  | (251) MidCap Stock                ______ ______  (186) PIMCO Real Return Bond     ______  ______
                                  |                                                  (185) PIMCO Short-Term Bond      ______  ______
                                  | Dreyfus Variable Investment Fund                 (187) PIMCO Total Return Bond    ______  ______
                                  | (156) Quality Bond                ______ ______
                                  | (155) Small Cap                   ______ ______  PUTNAM Variable Trust
                                  |                                                  (161) Putnam VT Diversified
                                  | Fidelity Variable Insurance                            Income                     ______  ______
                                  | Products Fund                                    (162) Putnam VT Growth
                                  | (255) VIP Asset Manager           ______ ______        and Income                 ______  ______
                                  | (254) VIP Contrafund              ______ ______  (163) Putnam VT Int'l Growth
                                  | (252) VIP Equity-Income           ______ ______        and Income                 ______  ______
                                  | (253) VIP Growth                  ______ ______
                                  |                                                  SAFECO Resource Series Trust
                                  | Janus Aspen Series - Service Shares              (164) Equity                     ______  ______
                                  |                                                  (165) Growth Opportunities       ______  ______
                                  | (258) Aggressive Growth           ______ ______
                                  | (256) International Growth        ______ ______  The Universal Institutional
                                  | (257) Worldwide Growth            ______ ______  Funds, Inc.
                                  |                                                  (159) Equity Growth              ______  ______
                                  | J.P Morgan Series Trust II                       (165) High Yield                 ______  ______
                                  | (179) J.P Morgan Small Company    ______ ______
                                  |                                                  Vanguard Variable Insurance Fund
                                  | MFS Variable Insurance Trust                     (188) High Yield Bond            ______  ______
                                  | (181) MFS Capital Opportunities   ______ ______  (189) REIT Index                 ______  ______
                                  | (157) MFS Emerging Growth         ______ ______
                                  | (182) MFS New Discovery           ______ ______  Van Kampen Life Investment Trust
                                  | (180) MFS Research                ______ ______  (158) Strategic Stock            ______  ______
                                  |
                                  |                                                  Warburg Pincus Trust
                                  |                                                  (190) Small Company Growth       ______  ______
                                  |
                                  |                                                  Other:_______________________    ______  ______
                                  |                                                                                    100%    100%
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USL 8993 REV 0900                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
                                  | Bank Draft Authorization Form and "Void"  Check)
  Use this section to change the  |
 billing frequency and/or method  |
  of premium payment.  Note,      | Start Date: ________/ _______/ _________
however, that USL will not bill   |
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/We hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
                                  |
Complete this section if applying | Unless I/We have directed cancellation of the policy, I/we request that a:
for a Certificate of Insurance or |
 duplicate policy to replace a    |             _______Certificate of Insurance at no charge
 lost or misplaced policy. If a   |
 full duplicate policy is being   |             _______Full duplicate policy at a charge of $25
requested, a check or money order |
 for S25 payable to USL must be   | be issued to me/us. If the original policy is located, I/we will return the Certificate
  submitted with this request.    | or duplicate policy to USL for cancellation.
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  [_]  DOLLAR COST             6. | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
                                  | I want: $_______________ ($100 minimum) taken from the Money Market Division (149) and
     ($5,000 minimum initial      | transferred to the following Divisions:
accumulation value) An amount may |
be deducted periodically from the | AIM Variable Insurance Funds                    Neuberger Berman Advisers Management Trust
Money Market Division and placed  | (150) AIM V.I. International Equity  $________  (181) Mid-Cap Growth                   $________
 in one or more of the Divisions  | (151) AIM V.I. Value                 $________
 listed. The USL Declared Fixed   |                                                 North American Funds Variable Product
Interest Account is not available | American Century Variable Portfolios, Inc.      Series I
for Dollar Cost Averaging. Please | (166) VP Value                       $________  (152) International Equities           $________
refer to the prospectus for more  |                                                 (153) MidCap Index                     $________
 information on the Dollar Cost   | Ayco Series Trust                               (167) Nasdaq-100 Index                 $________
       Averaging Option.          | (250) Ayco Large Cap Growth Fund I   $________  (168) Science & Technology             $_______
                                  |                                                 (169) Small Cap Index                  $________
                                  | Dreyfus Investment Portfolios                   (154) Stock Index                      $________
                                  | (251) Midcap Stock                   $________
                                  |                                                 PIMCO Variable Insurance Trust
                                  | Dreyfus Variable Investment Fund                (186) PIMCO Real Return Bond           $________
                                  | (156) Quality Bond                   $________  (185) PIMCO Short-Term Bond            $________
                                  | (155) Small Cap                      $________  (187) PIMCO Total Return Bond          $________
                                  |
                                  | Fidelity Variable Insurance Products Fund       Putnam Variable Trust
                                  | (255) VIP Asset Manager              $________  (161) Putnam VT Diversified Income     $________
                                  | (254) VIP Contrafund                 $________  (162) Putnam VT Growth and Income      $________
                                  | (252) VIP Equity-Income              $________  (163) Putnam VT Int'l Growth and Income$________
                                  | (253) VIP Growth                     $________
                                  |                                                  SAFECO Resource Series Trust
                                  | Janus Aspen Series - Service Shares              (164) Equity                          $________
                                  | (258) Aggressive Growth              $________   (165) Growth Opportunities            $________
                                  | (256) International Growth           $________
                                  | (257) Worldwide Growth               $________   The Universal Institutional Funds, Inc.
                                  |                                                  (159) Equity Growth                   $________
                                  | J.P Morgan Series Trust II                       (160) High Yield                      $________
                                  | (179) J.P Morgan Small Company       $________
                                  |                                                  Vanguard Variable Insurance Fund
                                  | MFS Variable Insurance Trust                     (188) High Yield Bond                 $________
                                  | (181) MFS Capital Opportunities      $________   (189) REIT Index                      $________
                                  | (157) MFS Emerging Growth            $________
                                  | (182) MFS New Discovery              $________   Van Kampen Life Investment Trust
                                  | (180) MFS Research Division          $________   (158) Strategic Stock                 $________
                                  |
                                  |                                                  Warburg Pincus Trust
                                  |                                                  (190) Small Company Growth            $________
                                  |
                                  |                                                  Other:__________________________      $________
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USL 8993 REV 0900                                              PAGE 3 OF 5
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 [_]  CORRECT AGE              7. | Name of Insured for whom this correction is submitted:_________________________________________
                                  |
 Use this section to correct the  |
 age of any person covered under  | Correct DOB: _________/____________ /_____________
this policy. Proof of the correct |
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF              8. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or %_______ from ____________________________ to _____________________________
                                  |
  Use this section if you want to | Transfer $_______ or %_______ from ____________________________ to _____________________________
   move money between divisions.  |
     Withdrawals from the USL     | Transfer $_______ or %_______ from ____________________________ to ____________________________
  Declared Fixed Interest Account |
 are limited to 60 days after the | Transfer $_______ or %_______ from ____________________________ to _____________________________
policy anniversary and to no more |
  than 25% of the total unloaned  | Transfer $_______ or %_______ from ____________________________ to _____________________________
 value of the USL Declared Fixed  |
  Interest Account on the policy  | Transfer $_______ or %_______ from ____________________________ to _____________________________
anniversary. If a transfer causes |
  the balance in any division to  | Transfer $_______ or %_______ from ____________________________ to _____________________________
drop below $500, USL reserves the |
 right to transfer the remaining  | Transfer $_______ or %_______ from ____________________________ to _____________________________
            balance.              |
Amounts to be transferred should  | Transfer $_______ or %_______ from ____________________________ to _____________________________
    be indicated in dollar or     |
  percentage amounts, maintaining | Transfer $_______ or %_______ from ____________________________ to _____________________________
     consistency throughout.      |
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  [_]  AUTOMATIC               9. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
                                  |
   ($5,000 minimum accumulation   |              (Division Name or Number)                        (Division Name or Number)
 value) Use this section to apply |
      for or make changes to      | %_______ : ___________________________________     %_______  : ________________________________
   Automatic Rebalancing of the   |
 variable divisions. Please refer | %_______ : ___________________________________     %_______  : ________________________________
   to the prospectus for more     |
  information on the Automatic    | %_______ : ___________________________________     %_______  : ________________________________
Rebalancing Option. This Option is|
 not available while the Dollar   | %_______ : ___________________________________     %_______  : ________________________________
  Cost Averaging Option is in use.|
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | %_______ : ___________________________________     %_______  : ________________________________
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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USL 8993 REV 0900                                                   PAGE 4 OF 5
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 [_]  REQUEST FOR             10. |
      PARTIAL                     | ______I request a partial surrender of $_____ or %_____ of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
                                  |
 Use this section to apply for a  |
 partial surrender from or policy | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 loan against policy values. For  | percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared
 detailed information concerning  | Fixed Interest Account and Variable Divisions in use.
these two options please refer to |
   your policy and its related    | ________________________________________________________________________________________________
  prospectus. If applying for a   |
  partial surrender be sure to    | ________________________________________________________________________________________________
complete the Notice of Withholding|
 section of this Service Request  | ________________________________________________________________________________________________
  in addition to this section.    |
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 [_]  NOTICE OF               11. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
                                  | apply. Withholding of state income tax may also be required by your state of residence. You may
Complete this section if you have | elect not to have withholding apply by checking the appropriate box below. If you elect not to
 applied for a partial surrender  | have withholding apply to your distribution or if you do not have enough income tax withheld,
        in Section 10.            | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I do want income tax withheld from this distribution.
                                  |
                                  |            ________I do not want income tax withheld from this distribution.
                                  |
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 [_]  AFFIRMATION/            12. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is
      SIGNATURE                   | my correct taxpayer identification number and; (2) that I am not subject to backup withholding
                                  | under Section 3406(a)(1)(C) of the Internal Revenue Code.
   Complete this section for      |
         ALL requests.            | The Internal Revenue Service does not require your consent to any provision of this document
                                  | other than the certification required to avoid backup withholding.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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USL 8993 REV 0900                                              PAGE 5 OF 5
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